Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made as of October 28, 2010 (the “Effective Date”), by and among ESSEX PORTFOLIO, L.P., a California limited partnership (“Borrower”), the lenders which are parties hereto (collectively, “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (in such capacity, “Administrative Agent”) and L/C Issuer.

BACKGROUND

A.            Administrative Agent, Lenders, and Borrower entered into that certain Revolving Credit Agreement, dated as of December 18, 2009 (the “Credit Agreement”), pursuant to which Lenders agreed to make revolving credit loans to Borrower in an aggregate outstanding amount of up to Two Hundred Million Dollars ($200,000,000) (the “Credit Line”).

B.             Borrower has requested that Lenders and Administrative Agent modify the Credit Agreement to, among other things, (i) increase the Credit Line to the maximum principal amount of Two Hundred Seventy-Five Million Dollars ($275,000,000) (the “Increased Commitment Amount”), (ii) to extend the Original Maturity Date pursuant to Section 2.9 of the Credit Agreement, (iii) to provide an additional extension period for the Credit Line, (iv) to increase the Commitment of certain existing Lenders under the Credit Agreement (collectively, the “Existing Lenders” and each, an “Existing Lender”) and to add an additional Lender under the Credit Agreement (the “Additional Lender”).  The Existing Lenders and the Additional Lender are identified on Exhibit A attached hereto.  Lenders and Administrative Agent are willing to make such modifications to the Credit Agreement and to modify certain other provisions of the Credit Agreement, all on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

1.             Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

2.             Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Applicable Margin” in Article 1 is hereby amended and restated to read in full as follows:

““Applicable Margin” means the Applicable LIBOR Margin or the Applicable Reference Rate Margin determined from the following pricing grid based on the current published or private ratings of Guarantor’s senior unsecured long term debt, as provided below:

TIER	GUARANTOR’S SENIOR UNSECURED LONG TERM DEBT RATING	APPLICABLE LIBOR MARGIN (BPS)	FACILITY FEE (BPS PER ANNUM)	APPLICABLE REFERENCE RATE MARGIN (BPS)
I	BBB+ and/or Baal or better	195	25	95
II	BBB and/or Baa2	210	25	110
III	BBB- and/or Baa3	240	25	140
IV	Less than BBB- and/or Baa3	275	25	175

Borrower shall provide to Administrative Agent annually, on or before June 30, written evidence of the current rating or ratings on Guarantor’s senior unsecured long term debt by any of Moody’s, S&P and/or Fitch, if such rating agency has provided to Guarantor a rating on such senior unsecured long term debt, which evidence shall be reasonably acceptable to Administrative Agent; provided, that, at a minimum, Guarantor must provide such a rating from either Moody’s or S&P.  In the event that Guarantor has a rating on its senior unsecured long term debt provided by (a) both Moody’s and S&P, (b) both Moody’s and Fitch, (c) both S&P and Fitch, or (d) each of Moody’s, S&P and Fitch, and there is a difference in rating between such rating agencies, the Applicable Margin shall be based on the higher rating.  Changes in the Applicable Margin shall become effective on the first day following the date on which any of Moody’s, S&P or Fitch that has provided Guarantor a rating on Guarantor’s senior unsecured long term debt changes such rating.  On the Effective Date, the Applicable Margin shall be based on Tier III.”

(b)           The definition of “Capitalization Rate” in Article 1 is hereby amended and restated to read in full as follows:

““Capitalization Rate” means (i) 6.75% from the Effective Date through the Original Maturity Date and during the First Extension Period (if exercised) and (ii) 7.00% during the Second Extension Period (if exercised).”

(c)           The following definition of “Limited Residential Real Property” is hereby added to Article 1 to read in full as follows:

“Limited Residential Real Property” shall mean real property that is either (i) operated as residential apartments, with more than 20% but less than 30% of gross revenue generated by non-residential tenants, or (ii) is real property comprised of residential apartment projects under development, with more than 20% but less than 30% of such development to be intended for occupancy by non-residential tenants, or in pre-construction phases of the development process.”

(d)           The definition of “Maximum Commitment Amount” in Article 1 is hereby amended and restated to read in full as follows:

““Maximum Commitment Amount” means, at any time, an amount equal to Two Hundred Seventy-Five Million Dollars ($275,000,000), subject to increase pursuant to, and on the terms and subject to the conditions set forth in, Section 2.17, and to decrease pursuant to the provisions of Section 2.7.”

(e)           The definition of “Original Maturity Date” in Article 1 is hereby amended and restated to read in full as follows:

“Original Maturity Date” means December 18, 2011.”

(f)           The definition of “Pro Rata Share” in Article 1 is hereby amended and restated to read in full as follows:

““Pro Rata Share” means, as to any Lender at any time, the percentage indicated for such Lender as its “Pro Rata Share” on Schedule 1.1 (expressed as a decimal rounded to the ninth decimal place), as such percentage may be adjusted from time to time as a result of an increase in the Maximum Commitment Amount as provided in Section 2.17, or to account for any assignments of a Lender’s interest as provided in Section 10.5.”

(g)           Clause (b) of the definition of “Unencumbered Property” in Article 1 is hereby amended and restated to read in full as follows:

“Such real property is either (i) operated as residential apartments, with no more than 30% of gross revenue generated by non-residential tenants, or (ii) is real property comprised of residential apartment projects under development, with no more than 30% of such development to be intended for occupancy by non-residential tenants, or in pre-construction phases of the development process; provided that such property under development shall not qualify to be included as a development property under this clause (ii) on the date that is the earlier of (A) twelve months following the date that Completion of Construction on such real property has occurred, or (B) the date that such real property qualified as an operating residential apartment with a minimum occupancy of 70% pursuant to the foregoing clause (i) of this paragraph (b) and paragraph (c) below; and provided, further that, the portion of the Unencumbered Asset Pool Value attributable to Limited Residential Real Property shall not exceed ten percent (10%) in the aggregate.”

(h)           The first sentence of Section 2.9(c) is hereby deleted in its entirety and replaced with the following:

“Borrower shall have paid to Administrative Agent, for the account of the Lenders, an extension fee equal to (i) twenty basis points (0.20%) multiplied by the Maximum Commitment Amount on the Original Maturity Date (with respect to the First Extension Period), and (ii) twenty basis points (0.20%) multiplied by the Maximum Commitment Amount on the last day of the First Extension Period (with respect to the Second Extension Period).”

(i)            The following new Section 2.17 is hereby added to the Credit Agreement:

“Section 2.17.        Increase in Maximum Commitment Amount.

Section 2.17.1.      Request for Increase   Subject to the provisions of Section 2.7, on the terms and subject to the conditions set forth in this Section 2.17, Borrower shall have (A) a one time right prior to the Original Maturity Date and (B) a one time right during each of the First Extension Period and the Second Extension Period, by written notice to Administrative Agent, to request an increase in the Maximum Commitment Amount by (i) first permitting any Lender to increase its Commitment (and accordingly increase the Maximum Commitment Amount by such amount), or (ii) thereafter inviting any Eligible Assignee that has previously been approved by Administrative Agent in writing to become a Lender under this Agreement and to provide a commitment to lend hereunder (and accordingly increase the Maximum Commitment Amount by such amount); provided, however, that in no event shall such actions cause the Maximum Commitment Amount to increase above $350,000,000.

Section 2.17.2.       No Lender Consent Required.  Each of the Lenders acknowledges and agrees that, notwithstanding any contrary provision of Section 10.1, (i) its consent to any such increase in the Maximum Commitment Amount shall not be required, and (ii) Eligible Assignees may be added to this Agreement and any Lender may increase its Commitment without the consent or agreement of the other Lenders (provided, however, that no Lender’s Commitment may be increased without such Lender’s consent), so long as Administrative Agent and Borrower have consented in writing to such Eligible Assignee or the increase in the Commitment of any of the Lenders, as applicable.

Section 2.17.3.       Administrative Agent Consent and Conditions to Increase.  Administrative Agent shall not unreasonably withhold its consent to Borrower’s request for an increase in the Maximum Commitment Amount under this Section 2.17 provided that Borrower satisfies all of the following conditions precedent:

(a)           No Default or Event of Default shall have occurred and remain uncured on the Increase Effective Date (as hereinafter defined), and Administrative Agent shall have received a certificate to that effect signed by an officer of Borrower;

(b)           any Eligible Assignee is acceptable to Administrative Agent in its reasonable discretion;

(c)           Borrower and each such Lender or Eligible Assignee shall have executed and delivered to Administrative Agent supplemental signature pages to this Agreement, which signature pages shall contain an acknowledgement and consent to the increase in the Maximum Commitment Amount and shall otherwise be in form and substance reasonably satisfactory to Administrative Agent (each, a “Supplemental Signature Page”);

(d)           Borrower shall have paid to Administrative Agent, for the account of such Lender or Eligible Assignee, Administrative Agent and the Arranger, as applicable, a commitment fee and/or an arrangement fee in an amount reasonably satisfactory to Administrative Agent and Borrower;

(e)           Administrative Agent shall have sent written notice of each such request by Borrower to the Lenders, together with notice of such Eligible Assignee’s Commitment or such Lender’s increased Commitment, as the case may be, and the effective date (the “Increase Effective Date”) of such increase in the Maximum Commitment Amount as set forth on the Supplemental Signature Page; and

(f)             all requirements of this Section 2.17 shall have been satisfied.

Section 2.17.4.       Rights of Eligible Assignees.  Upon the Increase Effective Date, and notwithstanding any contrary provision of this Agreement (a) each such Eligible Assignee shall become a party to this Agreement, and thereafter shall have all of the rights and obligations of a Lender hereunder, (b) each such Eligible Assignee or Lender shall simultaneously pay to Administrative Agent, for distribution to the Lenders whose Pro Rata Shares of the combined Commitments of all of the Lenders have decreased as a result of the new Commitment of such Eligible Assignee or the increased Commitment of such Lender, an amount equal to the product of such Eligible Assignee’s Pro Rata Share (or the increase in such Lender’s Pro Rata Share), expressed as a decimal, multiplied by the aggregate outstanding principal amount of the Loans on the date of determination, and (c) each such Eligible Assignee or Lender shall thereafter be obligated to make its Pro Rata Share of Borrowings to Borrower and shall be obligated to participate in Letter of Credit risk participations and L/C Advances up to and including the amount of such Eligible Assignee’s or Lender’s Pro Rata Share of the increased Maximum Commitment Amount, on the terms and subject to the conditions set forth in this Agreement.

Section 2.17.5.       Conditions of Increase in Maximum Commitments.  Notwithstanding any contrary provision of this Section 2.17, no increase in the Maximum Commitment Amount will be permitted unless (a) all then outstanding Loans constitute Reference Rate Loans, or (b) the Interest Periods for all outstanding LIBOR Loans will expire (and any new Interest Periods for any such LIBOR Loans will commence) concurrently with the date on which any increase in the Maximum Commitment Amount becomes effective, or (c) Borrower pays to Administrative Agent, for the account of Lenders, all costs arising under Section 3.4 as a result of such increase in the Maximum Commitment Amount.”

(j)             Section 4.1(a)(i)(2) is hereby amended and restated to read in full as follows:

“Such Nominated Property is operated as residential apartments, with no more than 30% of gross revenue generated by non-residential tenants provided, that, the portion of the Unencumbered Asset Pool Value attributable to both the Nominated Property under this Section 4.1(a)(i)(2) and the Unencumbered Development Property referenced in Section 4.1(a)(ii)(2) below which constitutes Limited Residential Real Property shall not exceed ten percent (10%) in the aggregate;”

(k)            Section 4.1(a)(ii)(2) is hereby amended and restated to read in full as follows:

“Such Nominated Property is real property comprised of residential apartment projects under development, with no more than 30% of the pro forma revenue of such development expected to be generated by non-residential tenants, or in pre-construction phases of the development process, but Completion of Construction has not occurred or did not occur within the prior 12-month period; provided, that, the portion of the Unencumbered Asset Pool Value attributable to both the Nominated Property under this Section 4.1(a)(ii)(2) and the Nominated Property referenced in Section 4.1(a)(i)(2) above which constitutes Limited Residential Real Property shall not exceed ten percent (10%) in the aggregate;”

(l)             Section 6.14(a) is hereby amended and restated to read in full as follows:

“Neither Borrower nor any Permitted Affiliate shall create, assume, or allow any Lien (including any judicial lien) on any Unencumbered Asset Pool Property, and neither Borrower nor Guarantor shall create, assume or allow any Lien (including any judicial lien) on Borrower’s or Guarantor’s direct or indirect ownership interests in any Permitted Affiliate, except for Permitted Liens; it being understood and agreed by Borrower, Guarantor (as a signatory hereto in its capacity as the general partner of Borrower), and the other parties hereto that nothing contained in this Section 6.14 shall be deemed or construed to prohibit Borrower and Guarantor from delivering from time to time a negative pledge covenant substantially in the form contained in this Section 6.14 under and pursuant to a third party credit agreement (including any institutional private placement note agreement) to the institutional creditor or creditors party to any such third party credit agreement (including any such private placement note agreement).”

(m)           Section 6.14(b) is hereby amended and restated to read in full as follows:

“Neither Borrower nor any Permitted Affiliate shall create, assume or allow any negative pledge agreement in favor of any other Person affecting or relating to any Unencumbered Asset Pool Property, other than a negative pledge agreement as contemplated by Section 6.14(a) under and pursuant to a third party credit agreement (including any third party private placement note agreement) with institutional investors.  In addition, neither Borrower, Guarantor nor any Permitted Affiliate (in this context, an “Obligor”) shall incur any intercompany Indebtedness owing to Borrower, Guarantor, any Permitted Affiliate or any other Affiliate (in this context, an “Intercompany Creditor”) that is in excess of $3,000,000 owing by an Obligor to any Intercompany Creditor or in excess of $10,000,000, in the aggregate, owing by the Obligors to any one or more Intercompany Creditors, unless such Indebtedness has been subordinated in right of payment to the full and prior repayment to Administrative Agent and Lenders of the Obligations pursuant to a subordination agreement in form and substance acceptable to Administrative Agent in its reasonable discretion (an “Approved Subordination Agreement”).  Nothing contained in this Section 6.14(b) shall be deemed or construed to prohibit Borrower and Guarantor from delivering from time to time a subordination agreement with respect to any such intercompany Indebtedness to other institutional investors under and pursuant to any third party credit agreement (including any private placement note agreement) contemplated by this Section 6.14.”

(n)           To give effect to the increase in the Maximum Commitment Amount hereunder, the joinder of the Additional Lender and the changes in the Commitments of the Existing Lenders, Schedule 1.1 to the Credit Agreement is hereby amended and replaced with Schedule 1.1 attached hereto.

3.             Loan Documents.  Except where the context clearly requires otherwise, all references to the Credit Agreement in any other document delivered to Lenders in connection therewith (together with the Credit Agreement, the “Loan Documents”) shall be to the Credit Agreement as amended by this First Amendment.

4.             Borrower’s Ratification.  Borrower agrees that it has no defenses or set-offs against Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms.  Borrower hereby ratifies and confirms its obligations under the Loan Documents and agrees that the execution and delivery of this First Amendment does not in any way diminish or invalidate any of its obligations thereunder.

5.             Guarantor Ratification.  Guarantor agrees that it has no defenses or set-offs against Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Guaranty, which is in full force and effect, and that all of the terms and conditions of the Guaranty not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms.  Guarantor hereby ratifies and confirms its obligations under the Guaranty and agrees that the execution and delivery of this First Amendment does not in any way diminish or invalidate any of its obligations thereunder.

6.             Permitted Affiliate Ratification.  Each Permitted Affiliate agrees that it has no defenses or set-offs against Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Payment Guaranty, which is in full force and effect, and that all of the terms and conditions of the Payment Guaranty not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms.  Each Permitted Affiliate hereby ratifies and confirms its obligations under the Payment Guaranty and agrees that the execution and delivery of this First Amendment does not in any way diminish or invalidate any of its obligations thereunder.

7.             Representations and Warranties.  Borrower hereby represents and warrants to Lenders that:

(a)           The representations and warranties made in the Credit Agreement, as amended by this First Amendment, are true and correct in all material respects as of the date hereof;

(b)           After giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement or the other Loan Documents exists on the date hereof;

(c)           This First Amendment has been duly authorized, executed and delivered by Borrower so as to constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles;

(d)           The Joinder Pages to this First Amendment have been duly authorized, executed and delivered by Guarantor and each of the Permitted Affiliates signatories thereto; and

(e)           No material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of Borrower, Guarantor or any of their subsidiaries or Affiliates has occurred since the date of the last financial statements of the afore-mentioned entities which were delivered to Administrative Agent.

All of the above representations and warranties shall survive the making of this First Amendment.

8.             Conditions Precedent.  The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Administrative Agent and its counsel, of the following conditions precedent:

(a)           Borrower shall have delivered to Administrative Agent  the following, all of which shall be in form and substance satisfactory to Administrative Agent and shall be duly completed and executed (as applicable):

(i)            This First Amendment;

(ii)           Replacement Notes and the Additional Note, as more fully set forth in Section 9 below;

(iii)           If requested by Administrative Agent, evidence that the execution, delivery and performance by Borrower, Guarantor and each Permitted Affiliate, as the case may be, of this First Amendment have been duly authorized, executed and delivered by Responsible Officers of Borrower, Guarantor and each Permitted Affiliate, as the case may be; and

(iv)           Such additional documents, certificates and information as Administrative Agent may require pursuant to the terms hereof or otherwise reasonably request.

(b)           The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.

(c)           After giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(d)           Borrower shall have paid to Administrative Agent, (i) for the account of the Lenders, an extension fee equal to Five Hundred Thousand and 00/100 Dollars ($500,000) (i.e., twenty five basis points (0.25%) multiplied by the Maximum Commitment Amount as of the date hereof (prior to giving effect to this First Amendment)) and any other fees required to be paid by Borrower to the Lenders; (ii) any additional fees required to be paid by Borrower to Administrative Agent for its benefit or the benefit of the Lenders in connection with the Increased Commitment Amount as otherwise agreed to by Borrower and Administrative Agent; and (iii) all other costs and expenses of Administrative Agent in connection with preparing and negotiating this First Amendment, including, but not limited to, reasonable attorneys’ fees and costs.

9.             Replacement and Additional Notes.  Concurrently with the execution and delivery of this First Amendment, Borrower shall execute and deliver (i) to each Existing Lender, a replacement Revolving Note in the face amount of the Increased Commitment of such Existing Lender as set forth on Exhibit A attached hereto and (ii) to the Additional Lender, a Revolving Note in the face amount of the Commitment of the Additional Lender as set forth on Exhibit A attached hereto, in each case in the form of Exhibit G-1 attached to the Credit Agreement.  Such replacement Revolving Note to the applicable Existing Lender shall evidence any outstanding Loans of such Existing Lender and upon receipt thereof the existing Revolving Note to such Existing Lender shall be cancelled and returned to Borrower.

10.           Joinder by Additional Lender.  Effective on the Effective Date, the Additional Lender hereby joins in and becomes a party to the Credit Agreement with the Commitment set forth opposite its name on Exhibit A attached hereto, agrees to be bound by the provisions of the Credit Agreement and shall have the rights and obligations of a Lender thereunder and under any other document issued in connection therewith.  The Additional Lender hereby makes and agrees to be bound by all of the terms and conditions set forth in Section 10.5(b) of the Credit Agreement as if it were an assignee of its Commitment under the provisions of Section 10.5 of the Credit Agreement.

11.           Adjusting Payments.  As of the Effective Date, Administrative Agent shall notify each Lender as to the adjusting payments which will be required to be made to the outstanding Loans of each Lender in order to give effect to the increase in the Maximum Commitment Amount and the increase to and addition of the individual Commitments of certain Lenders pursuant to this First Amendment so that after such adjusting payments are made each Lender’s outstanding Loans evidenced by such Lender’s Revolving Note shall be in an amount equal to its Pro Rata Share of all outstanding Loans.  On the Effective Date each Lender agrees to pay to the other Lenders the amounts, if any, specified by Administrative Agent in such notice.

12.           Miscellaneous.

(a)           All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to Administrative Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby.  To the extent that any term or provision of this First Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

(b)           Except as expressly provided herein, the execution, delivery and effectiveness of this First Amendment shall neither operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

(c)           This First Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

(d)           In the event any provisions of this First Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(e)           This First Amendment shall be governed by and construed according to the laws of the State of California, without giving effect to any of its choice of law rules.

(f)           This First Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g)           The headings used in this First Amendment are for convenience of reference only, do not form a part of this First Amendment and shall not affect in any way the meaning or interpretation of this First Amendment.

[Signatures commence on the next page]

IN WITNESS WHEREOF, Borrower, Administrative Agent and Lenders have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

ESSEX PORTFOLIO, L.P.,
a California limited partnership

BY:	ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, its general partner

	By:	/s/ Jordan E. Ritter
Jordan E. Ritter
Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Nicolas Zitelli
Nicolas Zitelli, Assistant Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as L/C Issuer, Swing Line Lender and Lender

By:	/s/ Nicolas Zitelli
Nicolas Zitelli, Assistant Vice President

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UNION BANK, N.A.,
as Lender

By:	/s/ Thomas E. Little
Thomas E. Little, Vice President

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COMERICA BANK,
as Lender

By:	/s/ Casey L. Stevenson
Name: Casey L. Stevenson
Title: Vice President

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KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Jason R. Weaver
Jason R. Weaver, Senior Vice President

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US BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Ben Lewis
Ben Lewis, Vice President

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Capital One, N.A.
(successor by merger to Chevy Chase Bank, F.S.B.) as Lender

By:	/s/ Frederick H. Denecke
Frederick H. Denecke, Vice President

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BANK OF THE WEST,
as Lender

By:	/s/ Irinia Galiena
Name: Irinia Galiena
Title: Vice President

By:	/s/ Chuck Weerasooriya
Name: Chuck Weerasooriya
Title: Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Torsten Galley
Torsten Galley, Vice President

JOINDER PAGE

Essex Property Trust, Inc., a Maryland corporation, as the “Guarantor” under the Credit Agreement hereby joins in the execution of this First Amendment to make the affirmations set forth in Section 5 of this First Amendment and to evidence its agreement to be bound by the terms and conditions of this First Amendment applicable to it.  The party executing this Joinder Page on behalf of Guarantor has the requisite power and authority, and has been duly authorized, to execute this Joinder Page on behalf of Guarantor.

ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, as Guarantor

By:	/s/ Jordan E. Ritter
Jordan E. Ritter
Senior Vice President

JOINDER PAGE

Each of the undersigned, as “Permitted Affiliates” under the Credit Agreement, hereby joins in the execution of this First Amendment to make the affirmations set forth in Section 6 of this First Amendment and to evidence its agreement to be bound by the terms and conditions of this First Amendment that apply to such Permitted Affiliate.  The party executing this Joinder Page on behalf of each of the undersigned Permitted Affiliates has the requisite power and authority, and has been duly authorized, to execute this Joinder Page on behalf of such Permitted Affiliate.

PERMITTED AFFILIATES:

JMS ACQUISITION LLC, a Delaware limited liability company					ESSEX PARK BOULEVARD, LLC, a Delaware limited liability company

By:	ESSEX PORTFOLIO, L.P., a California limited partnership, its sole member				By:	Essex Portfolio, L.P., a California limited partnership, its sole member

	By:	Essex Property Trust, Inc., a Maryland corporation, its general partner				By:	Essex Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Jordan E. Ritter				By:	/s/ Jordan E. Ritter
			Name:	Jordan E. Ritter				Name:	Jordan E. Ritter
			Title:	Senior Vice President				Title:	Senior Vice President

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ESSEX BRIDLE TRAILS, L.P., a California limited partnership					ESSEX CHESTNUT APARTMENTS, L.P., a California limited partnership

By:	Essex SPE, LLC, a Delaware limited liability company, its general partner				By:	Essex SPE, LLC, a Delaware limited liability company, its general partner

	By:	Essex Portfolio, L.P., a California limited partnership, its sole member				By:	Essex Portfolio, L.P., a California limited partnership, its sole member

	By:	Essex Property Trust, Inc., a Maryland corporation, its general partner				By:	Essex Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Jordan E. Ritter				By:	/s/ Jordan E. Ritter
			Name:	Jordan E. Ritter				Name:	Jordan E. Ritter
			Title:	Senior Vice President				Title:	Senior Vice President

ESSEX COLUMBUS LLC, a Delaware limited liability company					ESSEX MARINA CITY CLUB, L.P., a California limited partnership

By:	Essex SPE, LLC, a Delaware limited liability company, its managing member				By:	Essex MCC, LLC, a Delaware limited liability company, its general partner

	By:	Essex Portfolio, L.P., a California limited partnership, its sole member				By:	Essex Portfolio, L.P., a California limited partnership, its sole member

	By:	Essex Property Trust, Inc., a Maryland corporation, its general partner				By:	Essex Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Jordan E. Ritter				By:	/s/ Jordan E. Ritter
			Name:	Jordan E. Ritter				Name:	Jordan E. Ritter
			Title:	Senior Vice President				Title:	Senior Vice President

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NEWPORT BEACH NORTH LLC, a Delaware limited liability company					ESSEX EUCLID LLC, a Delaware limited liability company

By:	Essex Portfolio, L.P., a California limited partnership, its sole member				By:	Essex Portfolio, L.P., a California limited partnership, its sole member

	By:	Essex Property Trust, Inc., a Maryland corporation, its general partner				By:	Essex Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Jordan E. Ritter				By:	/s/ Jordan E. Ritter
			Name:	Jordan E. Ritter				Name:	Jordan E. Ritter
			Title:	Senior Vice President				Title:	Senior Vice President

ESSEX BLUFFS, L.P., a California limited partnership					ESSEX SUNPOINTE LTD., a California limited partnership

By:	Essex SPE, LLC, a Delaware limited liability company, its managing member				By:	Essex Portfolio, L.P., a California limited partnership, its general partner

	By:	Essex Portfolio, L.P., a California limited partnership, its sole member				By:	Essex Property Trust, Inc., a Maryland corporation, its general partner

	By:	Essex Property Trust, Inc.,					By:	/s/ Jordan E. Ritter
		a Maryland corporation,						Name:	Jordan E. Ritter
		its general partner						Title:	Senior Vice President

		By:	/s/ Jordan E. Ritter
			Name:	Jordan E. Ritter
			Title:	Senior Vice President

[Signatures Continue on the Following Page]

ESSEX GLENBROOK LLC, a Delaware limited liability company					ESSEX TRACY DEVELOPMENT, INC., a California corporation

By:	Essex Portfolio, L.P., a California limited partnership, its sole member				By:	/s/ Jordan E. Ritter
						Name:	Jordan E. Ritter
	By:	Essex Property Trust, Inc., a Maryland corporation, its general partner				Title:	Senior Vice President

		By:	/s/ Jordan E. Ritter
			Name:	Jordan E. Ritter
			Title:	Senior Vice President

ESSEX BERKELEY 4th STREET, L.P., a California limited partnership					JAYSAC, LTD., Texas limited partnership

By:	Essex SPE, LLC,				By:	Jaysac GP Corp., a Delaware corporation,
	a Delaware limited liability company, its general partner					its general partner

	By:	Essex Portfolio, L.P., a California limited partnership, its sole member
						By:	/s/ Jordan E. Ritter
	By:	Essex Property Trust, Inc.,					Name:	Jordan E. Ritter
		a Maryland corporation,					Title:	Senior Vice President
its general partner

		By:	/s/ Jordan E. Ritter
			Name:	Jordan E. Ritter
			Title:	Senior Vice President

[Signatures Continue on the Following Page]

ESSEX VIEW POINTE, LLC, a Delaware limited liability company

By:	Essex Fidelity I Corporation,
a California corporation, its sole member

	By:	/s/ Jordan E. Ritter
		Name:	Jordan E. Ritter
		Title:	Senior Vice President

EXHIBIT A TO FIRST AMENDMENT

EXISTING LENDERS

Existing Lenders	Original Commitment	Increased Commitment

PNC Bank, National Association	$35,000,000	$45,000,000
Union Bank, N.A.	$35,000,000	$40,000,000
Wells Fargo, National Association	$35,000,000	$40,000,000
US Bank, National Association	$25,000,000	$40,000,000
Keybank, N.A.	$20,000,000	$30,000,000

ADDITIONAL LENDER

Additional Lender	Commitment

Bank of the West	$30,000,000

SCHEDULE 1.1 TO CREDIT AGREEMENT

LENDERS’ NAMES, COMMITMENTS AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share

PNC Bank, National Association	$45,000,000	16.3636364%
Union Bank, N.A.	$40,000,000	14.5454545%
Wells Fargo, National Association	$40,000,000	14.5454545%
Capital One, N.A.	$25,000,000	9.0909091%
Comerica Bank	$25,000,000	9.0909091%
US Bank, National Association	$40,000,000	14.5454545%
Keybank, N.A.	$30,000,000	10.9090909%
Bank of the West	$30,000,000	10.9090909%
Total	$275,000,000.00	100.00%